UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018

PIONEER ENERGY SERVICES CORP.
(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 NE Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(ZIP Code)

Registrant's telephone number, including area code: (855) 884-0575

_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑
_________________________________________

Item 7.01 Regulation FD Disclosure.
From time to time, senior management of Pioneer Energy Services (the “Company”) meets with groups of investors and business analysts. The slides attached to this report have been prepared in connection with management's participation in such meetings and participation in the UBS Global Oil and Gas Conference. The slides provide an update on the Company's operations and certain recent developments, which among others, include the following:
First Quarter 2018 Highlights

•	Industry-leading U.S. drilling margin per day of $10,436.

•	Production services business revenue increased 20% from the prior quarter and generated a gross margin of 24%.

•	In Colombia, the seventh rig mobilized and began working in March.
Second Quarter 2018 Guidance and Updates

•	U.S. drilling utilization of 100% with average margins per day of $10,000 to $10,500.

•	International drilling utilization of 83% to 86% with average margins per day of $8,000 to $9,000.

•	Production services revenues up 7% to 10% sequentially with a gross margin of 25% to 27%.

•
We expect G&A expense to exceed guidance due to the recent increase in stock price, and the impact of our improving operating results on performance-based compensation (phantom stock awards in particular).

•	New 2 3/8" coiled tubing unit expected to begin operating in June.
The slides are included in Exhibit 99.1 to this report and are incorporated herein by reference. The slides are available on the Company's website at www.pioneeres.com.
Safe Harbor Statement
Statements contained in this report and Exhibit 99.1 to this report that state the Company's or its management's expectations and assumptions about future events are forward-looking statements intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is important to note that the Company's actual results could differ materially from those projected or assumed in such forward-looking statements. Factors that could affect those results include, among others, those mentioned in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2017 which has been filed with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits.

99.1    Slides for Company presentations to be used from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER ENERGY SERVICES CORP.

/s/ Lorne E. Phillips
Lorne E. Phillips
Executive Vice President and Chief Financial Officer

Dated: May 22, 2018

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Slides for Company presentations to be used from time to time.